Exhibit (j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 49 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 18, 2000, relating to the financial statements and financial highlights which appears in the October 31, 2000 Annual Report to Shareholders of Scudder Emerging Markets Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Administrative Fee", "Experts" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.


/s/PricewaterhouseCoopers LLP


Boston, Massachusetts
February 26, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 49 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 18, 2000, relating to the financial statements and financial highlights which appears in the October 31, 2000 Annual Report to Shareholders of Scudder Global Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Administrative Fee", "Experts" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 26, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 49 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 21, 2000, relating to the financial statements and financial highlights which appears in the October 31, 2000 Annual Report to Shareholders of Global Discovery Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Administrative Fee", "Experts" and "Independent Auditors and Reports to Shareholders" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 27, 2001